SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the registrant                     [ X ]
Filed by a party other than the registrant  [   ]

Check the appropriate box:
[   ]   Preliminary proxy statement.        [   ]  Confidential, for use of the
                                                   Commission only (as permitted
                                                   by Rule 14a-6(e)(2))
[   ]   Definitive proxy statement.
[ X ]   Definitive additional materials.
[   ]   Soliciting material under rule 14a-12

                               NVEST FUNDS TRUST I

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                (Name of Registrant as Specified in Its Charter)
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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[ X ]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    Title of each class of securities to which transaction applies:

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(2)    Aggregate number of securities to which transaction applies:

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(3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)    Proposed maximum aggregate value of transaction:

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(5)    Total fee paid:

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[   ]  Fee paid previously with preliminary materials.

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[   ]  Check box if any part of the fee is offset as provided by Exchange  Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(1)    Amount previously paid:

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(2)    Form, Schedule or Registration Statement No.:

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(3)    Filing Party:

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(4)    Date Filed:

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

Nvest Value Fund has been renamed Nvest Star Value Fund.

Effective February 28, 2000, your fund took on a multi-manager fund approach known as the Nvest "Star" concept. Current fund manager, Loomis, Sayles & Company, was joined by three new managers: Harris Associates/Oakmark Funds, Westpeak Investment Advisors, and Vaughan, Nelson, Scarborough & McCullough.

What does this mean to you?

[  ]   You benefit from getting four top managers in one fund.

[  ]   Your fund benefits from increased diversification in style and holdings.

[  ]   Your fund seeks more consistent returns, while reducing risk.

A proxy package was mailed to you recently  regarding these management  changes.
If you have not  already  done so,  please  take the time to vote your  proxy by mail, toll-free telephone at (877) 779-8683 or on the Internet at www.nvestfunds.com.

                         Nvest Funds Distributors, L.P.

                     399 Boylston Street * Boston, MA 02116

                Not FDIC Insured May Lose Value No Bank Guarantee

                                                                      SVL01-0300

March 30, 2000

                                            OUR  RECORDS  AS OF MARCH  23,  2000
                                            INDICATE  THAT WE HAVE NOT  RECEIVED
                                            YOUR PROXY VOTE. WE WANT YOU TO KNOW
                                            THAT YOUR VOTE MATTERS!

Dear Nvest Shareholder:

We recently sent you a package containing a proxy statement and detailed information regarding important proposals affecting your Nvest Star Value Fund (formerly New England Value Fund). If you have not responded, please take some time to review the proxy package and vote your shares. If you have sent us your vote and we did not receive it by March 28, 2000, we thank you for your response.

PLEASE RESPOND BY APRIL 14, 2000!
Your vote is needed prior to the Fund's shareholder meeting scheduled to be held on April 19, 2000. There are three convenient methods for voting your shares:

          * Visit www.nvestfunds.com where you will also find copies of our Q & A and the proxy statement.

          * Call toll-free 1-877-779-8683 to vote on our automated telephone line.

          *    Return the enclosed card in the postage-paid envelope provided.

If you vote electronically by Internet or by telephone, you will need the control number printed on the enclosed proxy card. You may also receive a telephone call from D.F. King & Co., a proxy solicitation firm, to remind you to vote your shares.

Thank you for your cooperation in voting on these important proposals. If you have any questions, please call 800-225-5478. One of our representatives will be happy to provide you with the information you need.

Sincerely,



John T. Hailer
President and CEO

                                                                      SVL02-0300